Exhibit 10.1
WAIVER AGREEMENT
THIS WAIVER AGREEMENT (“this Waiver Agreement”) is made and entered into as of the 26 day of February, 2024 by and among:
(i)JAMES RIVER GROUP HOLDINGS, LTD., a Bermuda company, and its successors and permitted assigns, as a Borrower (“JRGH”);
(ii)JRG REINSURANCE COMPANY LTD., a regulated insurance company domiciled in Bermuda, as a Borrower (“JRG RE” and, together with JRGH, the “Borrowers”);
(iii)the LENDERS party hereto;
(iv)KEYBANK NATIONAL ASSOCIATION, a national banking association, in its capacity as Letter of Credit Issuer; and
(v)KEYBANK NATIONAL ASSOCIATION, a national banking association, in its capacity as Administrative Agent.
Recitals:
A.    The Borrowers, the Lenders, the Letter of Credit Issuer, the Administrative Agent, and certain other parties are the parties to that certain Third Amended and Restated Credit Agreement dated as of July 7, 2023 (as amended from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.
B.    Section 6.15 of the Credit Agreement provides that the Borrowers shall not permit the Best Rating of any Insurance Subsidiary at any time to be lower than “A-”.
C.    The Borrowers have notified the Administrative Agent that Best has downgraded the financial strength rating of JRG RE from “A-” to “B++”, resulting in an Event of Default under Section 7.01(d)(i) of the Credit Agreement by reference to Section 6.15 of the Credit Agreement (the “Subject Default”).

D.     The Borrowers have requested that the Administrative Agent and the Lenders agree to waive the Subject Default.
E.    Subject to the terms and conditions of this Waiver Agreement, the Lenders, the Letter of Credit Issuer and the Administrative Agent have agreed to grant such request.
Agreements:
NOW, THEREFORE, in consideration of the foregoing Recitals and of the mutual agreements hereinafter set forth, the parties hereby agree as follows:
1.    Limited Waiver.
(A)     Subject to the terms, conditions and limitations of this Waiver Agreement, including, without limitation, Section 2, below, each of the Administrative Agent, the Letter of Credit Issuer and the Lenders hereby waives the Subject Default solely with respect to the Borrowers permitting the Best Rating of JRG RE to be lower than “A-”. The waiver provided for pursuant to the immediately preceding sentence (the “Subject Waiver”) shall not be construed to apply to the Borrowers’ performance of (or failure to perform) the covenant set forth in Section 6.15 in all other instances except for the Subject Default, including with respect to any Insurance Subsidiary other than JRG RE.
(B)    The Subject Waiver (i) is limited to its express terms, (ii) shall not be deemed to be a waiver of any Default or Event of Default that may have existed on or prior to the date hereof, or of any Default or Event of Default that may hereafter arise, (iii) is not intended to, and shall not, establish any course of dealing among the Borrowers, the Administrative Agent, the Letter of Credit Issuer and the Lenders that is inconsistent with the express terms of the Credit Agreement, (iv) shall not operate as a waiver of any other right, power, or remedy of the

Administrative Agent, the Letter of Credit Issuer or the Lenders under the Credit Agreement, and (v) shall not be construed as an agreement or understanding by the Lenders to grant any waiver or other accommodation in the future with respect to any provision of the Credit Agreement or any of the other Loan Documents except as expressly described in this Waiver Agreement.
(C)    The Subject Waiver shall expire if the requirement under Section 6.15 of the Credit Agreement is not satisfied with respect to JRG RE on or before March 1, 2025 unless extended in writing by the parties to this Waiver Agreement. Upon a sale of JRG RE by JRGH to a third party purchaser, JRG RE will no longer be an Insurance Subsidiary and the requirements under Section 6.15 of the Credit Agreement will be satisfied and the Subject Default will no longer be continuing.
2.    Waiver Effective Date; Conditions Precedent; Certifications.
(A)    The Subject Waiver set forth in Paragraph 1(A) above shall not be effective until the date on which all of the following conditions precedent have been satisfied (such date of effectiveness being the “Waiver Effective Date”):
(i)    the Borrower, the Administrative Agent and the Required Lenders shall have executed and delivered this Waiver Agreement;
(ii)     the Administrative Agent shall have received from the Borrowers for the Fiscal Quarter ended December 31, 2023, its Consolidated balance sheet as of the end of such Fiscal Quarter and the related statements of income and cash flows for such Fiscal Quarter and for the then elapsed portion of the such Fiscal Year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous Fiscal Year, all certified by a Financial Officer as (A) reflecting all adjustments (which adjustments are normal and recurring unless otherwise disclosed) necessary for a fair presentation of the results for the period covered and (B) if the Parent is an SEC reporting company (or equivalent under foreign Law), having been prepared in accordance with the applicable rules of the SEC (or foreign equivalent) or, otherwise, having been prepared in accordance with GAAP;
(iii)    the Administrative Agent shall have received from the Borrowers a Consolidated budget for the Fiscal Year ending December 31, 2024, and any forecasts and projections of the Borrowers, in form reasonably acceptable to the Administrative Agent; and
(iv)    the Administrative Agent shall have received such approvals, documents or materials as it may reasonably request.
The Administrative Agent shall provide written notice to each of the parties hereto of the occurrence of the Waiver Effective Date.
(B) Loan Party Certifications. Each Borrower hereby certifies to the Administrative Agent and each Lender that, as of the Waiver Effective Date, and after giving effect to the waiver provided for in Paragraph 1(A), above, (i) the representations and warranties of the Loan Parties contained in the Credit Agreement are true and correct in all material respects as though made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; and (ii) no event or condition has occurred and is continuing that constitutes a Default or Event of Default.

3.    No Other Modifications. Except as expressly provided in this Waiver Agreement, all of the terms and conditions of the Credit Agreement and the other Loan Documents remain unchanged and in full force and effect. Each Borrower hereby confirms and ratifies each of the representations, warranties, covenants and other obligations of the Borrowers under and pursuant to the Credit Agreement, as modified by this Waiver Agreement, as if fully restated herein.
4.    Release.
(A)    Each of the Borrowers further acknowledges and agrees that as of the date hereof, it has no claim, defense or set-off right against any Lender, the Administrative Agent, or the Letter of Credit Issuer of any nature whatsoever, whether sounding in tort, contract or otherwise, and has no claim, defense or set-off of any nature whatsoever to the enforcement by any Lender, the Administrative Agent, or the Letter of Credit Issuer of the full amount of the Loans and other Obligations of the Loan Parties under the Credit Agreement and the other Loan Documents.
(B)    Notwithstanding the foregoing, to the extent that any claim, cause of action, defense or set-off against any Lender, the Administrative Agent, or the Letter of Credit Issuer or their enforcement of the Credit Agreement, any Note, any Guaranty Agreement, or any other Loan Document, of any nature whatsoever, known or unknown, fixed or contingent, does nonetheless exist or may exist on the date hereof, in consideration of the Lenders’ and the Administrative Agent’s entering into this Waiver Agreement, each Borrower irrevocably and unconditionally waives and releases fully each and every such claim, cause of action, defense and set-off which exists or may exist on the date hereof; provided, however, that the foregoing shall not in any case release any Lender, the Administrative Agent or the Letter of Credit Issuer from their respective obligations to the Borrowers under the Loan Documents, including this Waiver Agreement, on and after the date hereof.

5.    Governing Law; Binding Effect. This Waiver Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws, and shall be binding upon and inure to the benefit of the Borrowers, the Lenders, the Letter of Credit Issuer and the Administrative Agent and their respective successors and assigns.
6.    Counterparts. This Waiver Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall constitute one and the same instrument, and all signatures need not appear on any one counterpart. Any party hereto may execute and deliver a counterpart of this Waiver Agreement by delivering by facsimile or email transmission a signature page of this Waiver Agreement signed by such party, and any such facsimile or email signature shall be treated in all respects as having the same effect as an original signature. Any party delivering by facsimile or email transmission a counterpart executed by it shall promptly thereafter also deliver a manually signed counterpart of this Waiver Agreement.
7.    Miscellaneous.
(A)    Administrative Agent Expenses. The Borrowers agree to pay promptly following demand and invoice all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent, including reasonable and documented attorneys’ fees of one outside counsel (including expenses incurred in connection with the preparation, execution and delivery of this Waiver Agreement).
(B)    Loan Document. Upon the effectiveness of this Waiver Agreement, this Waiver Agreement shall be a Loan Document.

(C)    Severability. The invalidity, illegality, or unenforceability of any provision in or obligation under this Waiver Agreement in any jurisdiction shall not affect or impair the validity, legality, or enforceability of the remaining provisions or obligations under this Waiver Agreement or of such provision or obligation in any other jurisdiction.
(D)    Time of Essence. Time is of the essence in the payment and performance of each of the obligations of the Borrowers hereunder and with respect to all conditions to be satisfied by the Borrowers.
(E)    Further Assurances. Each of the Borrowers agrees to take all further actions and execute all further documents as Administrative Agent may from time to time reasonably request to carry out the transactions contemplated by this Waiver Agreement and all other agreements executed and delivered in connection herewith.
(F)    Assignments; No Third Party Beneficiaries. This Waiver Agreement shall be binding upon and inure to the benefit of the Borrowers, the Administrative Agent, the Letter of Credit Issuer and the Lenders and their respective successors and assigns; provided, that none of the Borrowers may delegate any of its duties hereunder and the other Loan Documents and may not assign any of its rights or remedies set forth in this Waiver Agreement and the other Loan Documents without the prior written consent of the Administrative Agent, the Letter of Credit Issuer and the Lenders, which consent shall not be unreasonably withheld, conditioned or delayed. No Person other than the parties hereto shall have any rights hereunder or be entitled to rely on this Waiver Agreement and all third-party beneficiary rights are hereby expressly disclaimed.

(G)    Final Agreement. This Waiver Agreement, the Credit Agreement, the other Loan Documents, and the other written agreements, instruments, and documents entered into in connection herewith and therewith set forth in full the terms of agreement between the parties and are intended as the full, complete, and exclusive contract governing the relationship between the parties, superseding all other discussions, promises, representations, warranties, agreements, and understandings between or among the parties with respect thereto. No term of such documents may be modified or amended, nor may any rights thereunder be waived, except in accordance with Section 9.02 of the Credit Agreement. Any waiver of any condition in, or breach of, any of the foregoing in a particular instance shall not operate as a waiver of other or subsequent conditions or breaches of the same or a different kind. The Administrative Agent’s, the Letter of Credit Issuer’s or any Lender’s exercise or failure to exercise any rights or remedies under any of the foregoing in a particular instance shall not operate as a waiver of its right to exercise the same or different rights and remedies in any other instances. There are no oral agreements between or among any or all of the parties hereto.
9.    Waiver of Jury Trial. EACH PARTY HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT OR ANY TRANSACTION CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY

OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS WAIVER AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
[No additional provisions are on this page; the next page is the signature page.]

IN WITNESS WHEREOF, the parties hereto have caused this Waiver Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWERS

JAMES RIVER GROUP HOLDINGS, LTD.

By: /s/ Sarah Doran
Sarah Doran, Chief Financial Officer

JRG REINSURANCE COMPANY LTD.

By: /s/ Allan Defante
Allan Defante, Chief Financial Officer
[Signature page to Waiver Agreement]

AGENT AND LETTER OF CREDIT
ISSUER

KEYBANK NATIONAL ASSOCIATION, as
Administrative Agent and Letter of Credit
Issuer

By: /s/ Ashley Braniecki
Ashley Braniecki, Vice President

[Signature page to Waiver Agreement]

LENDERS

KEYBANK NATIONAL ASSOCIATION,
as Lender

By: /s/ Ashley Braniecki
Name: Ashley Braniecki
Title: Vice President

[Signature page to Waiver Agreement]

[Lender Signatures Continued]

TRUIST BANK,
as Lender

By: /s/ Richard W. Jantzen, III
Name: Richard W. Jantzen, III
Title: Director
[Signature page to Waiver Agreement]

[Lender Signatures Continued]

FIRST NATIONAL BANK OF
PENNSYLVANIA,
as Lender

By: /s/ John McGeary
Name: John McGeary
Title: Senior Vice President
[Signature page to Waiver Agreement]

[Lender Signatures Continued]

CITIBANK, NATIONAL ASSOCIATION, as
Lender

By: /s/ Peter Bickford
Name: Peter Bickford
Title: Vice President
[Signature page to Waiver Agreement]

[Lender Signatures Continued]

FIRST HORIZON BANK, as Lender

By: /s/ Robert C. Mason
Name: Robert C. Mason
Title: Senior Vice President
[Signature page to Waiver Agreement]

[Lender Signatures Continued]

ASSOCIATED BANK, N.A., as Lender

By: /s/ Daniel R. Raynor
Name: Daniel R. Raynor
Title: Senior Vice President
[Signature page to Waiver Agreement]

[Lender Signatures Continued]

THE BANK OF N.T. BUTTERFIELD & SON
LIMITED, as Lender

By: /s/ Jordache Rawson
Name: Jordache Rawson
Title: Senior Vice President

By: /s/ Steven McGuinness
Name: Steven McGuinness
Title: Bermuda Chief Credit Risk Officer
[Signature page to Waiver Agreement]